EXHIBIT (a)(1)(B)

AMENDED AND RESTATED

LETTER OF TRANSMITTAL

relating to

TRI-S SECURITY CORPORATION

Offer to Exchange

10% Convertible Promissory Notes Due 2008

for

14% Convertible Promissory Notes Due 2010 plus Warrants

Each holder of our 10% Convertible Promissory Notes Due 2008 (the “Existing Notes”) wishing to participate in the Exchange Offer (as defined in this “Letter of Transmittal”) should complete, sign and deliver this Letter of Transmittal to Tri-S Security Corporation (“Tri-S” or “we”) before the expiration of the Exchange Offer at the address set forth below. All questions regarding the procedures for tendering Existing Notes and requests for additional copies of the materials relating to the Exchange Offer should be directed to us at the telephone number set forth below.

By Mail, Hand Delivery or Overnight Courier:

Tri-S Security Corporation

Royal Centre One

11675 Great Oaks Way, Suite 120

Alpharetta, Georgia 30022

Attention: Nicolas V. Chater, Chief Financial Officer

Telephone:

(678) 808-1540

Attention: Nicolas V. Chater, Chief Financial Officer

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute valid delivery. You should read the instructions accompanying this Letter of Transmittal carefully before completing this Letter of Transmittal.

The Exchange Offer and related withdrawal rights will expire at 5:00 p.m. Eastern Daylight time, on October 31, 2008, unless extended by us.

INTRODUCTION

This Letter of Transmittal relates to the exchange offer (the “Exchange Offer”) made by Tri-S Security Corporation (“Tri-S” or “us”) on the terms and conditions described in our Offer to Exchange dated August 20, 2008, and amended on September 18, 2008, October 2, 2008 and October 17, 2008 (as it may be further amended or supplemented, the “Offer to Exchange”) and herein. All terms and conditions contained in, or otherwise referred to in, the Offer to Exchange are deemed to be incorporated in, and form a part of, this Letter of Transmittal. Therefore, you are urged to read carefully the Offer to Exchange and the items referred to therein. The terms and conditions contained in the Offer to Exchange, together with the terms and conditions in this Letter of Transmittal and the instructions hereto (the “Instructions”), are collectively referred to herein as the “terms and conditions.” Defined terms used in this Letter of Transmittal or the Instructions and not otherwise defined herein or therein shall have the meanings ascribed to them in the Offer to Exchange.

The Existing Notes were issued in a private placement offering to “accredited investors” in reliance on the exemption from registration provided under Rule 506 of Regulation D under the Securities Act. The New Securities will also be issued under the same exemption from registration. The Exchange Offer is not being made to, nor will we accept tenders of Existing Notes from, Existing Noteholders in any jurisdiction in which the Exchange Offer or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdiction.

There are no guaranteed delivery provisions provided for by us in conjunction with the Exchange Offer. You must tender your Existing Notes in accordance with the procedures set forth in this Letter of Transmittal and under “The Exchange Offer—Procedures for Tendering” in the Offer to Exchange.

To effect a valid tender of your Existing Notes, you must, in accordance with the terms and conditions, (i) complete Parts I and III of this Letter of Transmittal, (ii) execute and date Part IV of this Letter of Transmittal and (iii) deliver the completed and executed Letter of Transmittal, along with your original Existing Notes, to us for receipt before the Expiration Date.

PART I

DESCRIPTION OF EXISTING NOTES

In order to tender your Existing Notes, you must complete the table below with respect to your Existing Notes and you must deliver your original Existing Notes to us with this Letter of Transmittal before the Expiration Date.

Name(s) and Address(es) of Registered Holder(s)	Identification Number(s) of Existing Notes	Principal Amount Tendered*

	No.:	$

	No.:	$

	No.:	$

	No.:	$

*	You must tender 100% of the principal amount of your Existing Notes. See Instruction 3.

PART II

ELECTION TO TENDER

The undersigned elects to tender the aggregate principal amount of the undersigned’s Existing Note(s), each of which is listed in the table set forth in “Part I—Description of Existing Notes” of this Letter of Transmittal.

We urge you to read the Offer to Exchange, including “Description of the New Notes,” “Description of the Warrants” and “Description of Capital Stock,” for descriptions of the New Securities to be issued in the Exchange Offer.

PART III

ACCREDITED INVESTOR STATUS

The undersigned acknowledges that the Existing Notes were issued in a private placement offering to accredited investors in reliance upon an exemption from registration provided under Rule 506 of Regulation D under the Securities Act and that the New Securities also will be issued pursuant to the same exemption. The undersigned represents that the undersigned is an accredited investor by virtue of the following being true (indicate appropriate Category with a checkmark):

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the undersigned’s spouse, presently exceeds $1,000,000.

Explanation: In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with the undersigned’s spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and loses but excluding any income of other family members and any unrealized capital appreciation), and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is either a corporation, partnership, Massachusetts or similar business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Existing Notes or the New Securities and with total assets in excess of $5,000,000.

(describe entity)

Category D	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Existing Notes or the New Securities, where the acquisition is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii)

Category E	The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Letter of Transmittal.

(describe entity)

Category F	The undersigned is not within any of the categories above and, therefore, is not an accredited investor.

PART IV

TENDER OF EXISTING NOTES; SIGNATURES

Ladies and Gentlemen:

The undersigned hereby tenders to Tri-S, in accordance with the terms and conditions, the aggregate principal amount of Existing Notes indicated in the table set forth in “Part I—Description of Existing Notes” of this Letter of Transmittal. This aggregate principal amount represents 100% of the principal amount of the undersigned’s Existing Notes.

The undersigned understands that, subject to the terms and conditions, (i) validly tendered Existing Notes (or defectively tendered Existing Notes with respect to which Tri-S has waived such defect or caused such defect to be waived) will be accepted by Tri-S promptly after the Expiration Date; (ii) Existing Notes validly tendered (and not validly withdrawn) and accepted will be exchanged for New Securities; and (iii) Tri-S may not be required to accept the Existing Notes tendered. If any Existing Notes are not accepted for exchange for any reason (or if Existing Notes are validly withdrawn), such Existing Notes will be returned, without expense, to the undersigned, promptly after the expiration or termination of the Exchange Offer.

Following the date upon which Existing Notes are tendered hereby, and subject to and effective upon Tri-S’s acceptance for exchange of the Existing Notes tendered hereby, upon the terms and conditions, the undersigned hereby:

(i) irrevocably sells, assigns and transfers to Tri-S or its nominee all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned status as a holder of, all Existing Notes tendered hereby, such that thereafter the undersigned shall have no contractual or other rights or claims in law or equity against Tri-S or any fiduciary, trustee, fiscal agent or other person connected with the Existing Notes arising under, from or in connection with such Existing Notes;

(ii) waives any and all rights with respect to the Existing Notes tendered hereby, including, without limitation, any existing or past defaults and their consequences in respect of such Existing Notes; and

(iii) releases and discharges any and all claims or causes of action of any kind whatsoever, whether known or unknown that, directly or indirectly arise out of, are based upon or are in any manner connected with the undersigned or the undersigned’s successors’ and assigns’ ownership or acquisition of the Existing Notes so tendered, including any related transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the date of such release and discharge, in each case, that the undersigned or the undersigned’s successors or assigns have or may have had against (a) Tri-S and its subsidiaries, affiliates and shareholders and (b) Tri-S’s directors, officers, employees, attorneys, accountants, advisors, agents and representatives, whether current or former, as well as those of Tri-S’s subsidiaries, affiliates and shareholders.

The undersigned understands that tenders of Existing Notes pursuant to the procedures described in the Offer to Exchange and the Instructions and acceptance of such Existing Notes by Tri-S will, following such acceptance, constitute a binding agreement between the undersigned and Tri-S upon the terms and conditions.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned hereby represents, warrants and agrees that:

(1) the undersigned has received the Offer to Exchange;

(2) the undersigned is the registered holder (as defined in Instruction 4) of, or a duly authorized representative of the registered holder of, the Existing Notes tendered hereby, and the undersigned has full power and authority to execute this Letter of Transmittal;

(3) the Existing Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and Tri-S will acquire good, indefeasible and unencumbered title to such Existing Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when Tri-S accepts the same;

(4) the undersigned will not sell, pledge, hypothecate or otherwise encumber or transfer any Existing Notes tendered hereby, from the date of this Letter of Transmittal, and any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

(5) in evaluating the Exchange Offer and in making its decision whether to participate therein by submitting this Letter of Transmittal and tendering Existing Notes, the undersigned has made its own independent appraisal of the matters referred to in the Offer to Exchange and this Letter of Transmittal and in any related communications and it is not relying on any statement, representation or warranty, express or implied, made to the undersigned by Tri-S or any other person, other than those contained in the Offer to Exchange, as amended or supplemented through the Expiration Date;

(6) the execution and delivery of this Letter of Transmittal shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the terms and conditions;

(7) the submission of this Letter of Transmittal to Tri-S shall, subject to a holder’s ability to withdraw its tender pursuant to the terms and conditions, and subject to the terms and conditions generally, constitute the irrevocable appointment of Tri-S as its attorney and agent and an irrevocable instruction to that attorney and agent to complete and execute all or any forms of transfer and other documents at the discretion of that attorney and agent in relation to the Existing Notes tendered hereby in favor of Tri-S or any other person or persons as

Tri-S may direct and to deliver such forms of transfer and other documents in the attorney’s and agent’s discretion and to execute all other documents and to do all other acts and things as may be in the opinion of that attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the Exchange Offer, and to vest in Tri-S or its nominees such Existing Notes;

(8) the undersigned is purchasing the New Securities for its own account for investment only and not with a view to any resale, distribution or other disposition of the New Securities except pursuant to sales registered or exempt from registration under the Securities Act and applicable state securities laws; and

(9) the terms and conditions shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly.

The representations, warranties and agreements of the undersigned shall be deemed to be repeated and reconfirmed on and as of the Expiration Date and the exchange date.

The undersigned understands that (i) the New Securities and the shares of common stock issuable upon conversion of the New Notes and exercise of the Warrants have not been and will not be registered under the Securities Act or any state securities laws; (ii) Tri-S has no obligation or present intention of filing a registration statement under the Securities Act in respect of the New Securities or the shares of common stock issuable upon conversion of the New Notes or exercise of the Warrants; and (iii) the transfer of the New Securities and the shares of common stock issuable upon conversion of the New Notes and the exercise of the Warrants is subject to the restrictions described in the Offer to Exchange and may be made only pursuant to Rule 144 of the Securities Act or another applicable exemption under the Securities Act.

The undersigned understands that tenders may not be withdrawn at any time after the Expiration Date.

[Signature Pages Follow]

SIGN HERE

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to Tri-S 100% of the principal amount of the Existing Notes listed in “Part I—Description of Existing Notes” of this Transmittal Letter.

Date:
Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)

Date:
Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)

Date:
Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)

Area Code and Telephone Number: ( )

This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on the Existing Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth at the line entitled “Capacity (Full Title)” and submit evidence satisfactory to us of such person’s authority to so act. See Instruction 4.

Name(s):

(Please Type or Print)

Capacity (Full Title):

Address:

(Including Zip Code)

MEDALLION SIGNATURE GUARANTEE

(If required—See Instruction 4)

Signature(s) Guaranteed by an Eligible Guarantor Institution:

(Authorized Signature)

(Title)

(Name of Firm)

(Address)

Dated:

INSTRUCTIONS

TO LETTER OF TRANSMITTAL

1. Delivery of Letter of Transmittal. A properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by the Letter of Transmittal must be received by us at our address set forth on the first page of the Letter of Transmittal before the Expiration Date.

The method of delivery of the Letter of Transmittal and all other documents required by the Letter of Transmittal is at the option and risk of the tendering Existing Noteholders. If delivery is by mail, registered mail, with return receipt requested and properly insured, is recommended. Instead of delivery by mail, it is recommended that the Existing Noteholders use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

2. Issuance and Delivery of the New Securities. Upon satisfaction or waiver of all of the conditions to the Exchange Offer, all Existing Notes properly tendered will be accepted promptly after the Expiration Date, and the New Securities will be issued promptly after acceptance of the Existing Notes. For purposes of the Exchange Offer, the Existing Notes shall be deemed to have been accepted as validly tendered for exchange when we determine that all of the conditions to the Exchange Offer have been satisfied or waived by us. New Securities will be issued in the name of the registered holder of the Existing Notes tendered in exchange therefor.

3. Amount of Tenders. Existing Noteholders must tender 100% of the principal amount of their Existing Notes in order to participate in the Exchange Offer.

4. Signatures on Letter of Transmittal; Guarantee of Signatures. For purposes of the Letter of Transmittal, the term “registered holder” means an owner of record of an Existing Note. The Letter of Transmittal must be executed by the registered holder(s) of the Existing Notes which are being tendered for exchange pursuant thereto. Except as otherwise provided below, all signatures on the Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program. Signatures on the Letter of Transmittal need not be guaranteed if the Existing Notes are tendered for the account of an “eligible guarantor institution.”

An “eligible guarantor institution” is one of the following firms or other entities identified in Rule 17Ad-15 under the Exchange Act (as the terms are used in Rule 17 Ad-15):

(i) a bank;

(ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

(iii) a credit union;

(iv) a national securities exchange, registered securities association or clearing agency; or

(v) a savings institution that is a participant in a Securities Transfer Association recognized program.

If any of the Existing Notes tendered are held by two or more registered holders, all of the registered holders must sign the Letter of Transmittal.

We will not accept any alternative, conditional, irregular or contingent tenders. By executing the Letter of Transmittal (or a facsimile hereof), you waive any right to receive notice of the acceptance of your Existing Notes for exchange.

If the Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by us, evidence satisfactory to us of their authority to so act must be submitted with the Letter of Transmittal.

5. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Existing Notes will be determined by us in our sole discretion, which determination will be final and binding. We reserve the absolute right to reject any and all tenders of Existing Notes not in proper form or any Existing Notes the acceptance for exchange of which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any defect or irregularity in tenders of Existing Notes, whether or not similar defects or irregularities are waived in the case of other tendered Existing Notes. The interpretation of the terms and conditions by us shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must be cured within such time as we shall determine. Neither us nor any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Existing Notes, nor shall we or any such person incur any liability for failure to give such notification.

Tenders of Existing Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Existing Notes received by us that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by us to the holders of Existing Notes promptly following the expiration or termination of the Exchange Offer.

6. Withdrawal. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Offer to Exchange under “The Exchange Offer—Withdrawal of Tenders.”

7. Lost, Stolen or Destroyed Existing Notes. If any original Existing Notes have been lost, stolen or destroyed, please contact us at the telephone number set forth on the first page of the Letter of Transmittal. You will be instructed as to the additional steps you must take in order to tender your Existing Notes in the Exchange Offer. UNTIL YOU HAVE DELIVERED YOUR ORIGINAL EXISTING NOTES OR A SATISFACTORY BOND, AFFIDAVIT AND OTHER DOCUMENTATION RELATING TO THE LOSS OF THE ORIGINAL EXISTING NOTES TO US, YOU WILL NOT BE DEEMED TO HAVE VALIDLY TENDERED YOUR EXISTING NOTES FOR EXCHANGE.

8. Requests for Assistance or Additional Copies. Questions regarding the Exchange Offer, the procedures for tendering Existing Notes and requests for additional copies of the Offer to Exchange and the Letter of Transmittal may be directed to us at our telephone number set forth on the first page of the Letter of Transmittal.

9. Important U.S. Federal Income Tax Information and Substitute IRS Form W-9. Under the U.S. Federal income tax laws, payments made pursuant to the Exchange Offer (including subsequent payments with respect to any New Notes or Warrants issued in the Exchange Offer or common stock issued upon conversion of any New Notes or exercise of any Warrants) may be subject to backup withholding at a rate of 28% unless the Existing Noteholder provides its taxpayer identification number (social security number, for individuals, or employer identification number) to us and certifies under penalties of perjury that the taxpayer identification number is correct and that the Existing Noteholder is exempt from backup withholding. Therefore, each tendering Existing Noteholder that is a U.S. Holder should complete and sign the Substitute IRS Form W-9 included as part of the Letter of Transmittal in order to provide the information and certification necessary to avoid backup withholding. Existing Noteholders who indicate on the Substitute IRS Form W-9 that they are awaiting a taxpayer identification number must also complete the “Certificate of Awaiting Taxpayer Identification Number,” included as part of the Letter of Transmittal. If a U.S. Holder provides us with an incorrect taxpayer identification number, the U.S. Holder may be subject to penalties imposed by the IRS. Certain “exempt recipients” (including, among others, all corporations and certain Non-U.S. Holders) are not subject to backup withholding. In order for a Non-U.S. Holder to qualify as an exempt recipient for backup withholding purposes, that Non-U.S. Holder must submit to us an IRS Form W-8BEN (or successor form), signed under penalties of perjury, attesting to that Non-U.S. Holder’s exempt status.

Failure to complete the Substitute IRS Form W-9 will not, by itself, cause Existing Notes to be deemed invalidly tendered, but may require backup withholding of 28% of the amount of any payments made pursuant to the Exchange Offer (including subsequent payments with respect to any New Notes or Warrants issued in the Exchange Offer or common stock issued upon conversion of any New Notes or exercise of any Warrants). Backup withholding is not an addition to tax and may be credited against U.S. Federal income tax payable by a taxpayer or, if such backup withholding exceeds such amount of tax payable, claimed as a refund in accordance with the IRS’s refund procedures.

To assist Existing Noteholders in completing Substitute IRS Form W-9, we have included as part of the Letter of Transmittal “Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9.” However, these are merely guidelines, and all holders are strongly urged to consult their tax advisors regarding the application of U.S. Federal income tax backup withholding in their particular circumstances.

Failure to complete and return this Substitute Form W-9 may result in IRS penalties and backup withholding of 28% of any payments made to you pursuant to the Offer to Exchange. Please review the enclosed “Guidelines for Certification of Taxpayer Identification Number for additional details.

SUBSTITUTE FORM W-9

REQUEST FOR TAXPAYER

IDENTIFICATION NUMBER (TIN) AND CERTIFICATION

Name (as shown on your income tax return):

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

Please check the box that applies to you:

Individual  ☐    Corporation  ☐    Partnership  ☐    Limited liability company  ☐    Other (specify)  ☐

If limited liability company is selected please indicate the tax classification (D=disregarded entity, C=corporation, P=partnership)

Please check the box below if you are an exempt payee:

Exempt from backup withholding ☐

PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)

Please enter your TIN (Social Security Number, for individuals, or Employer Identification Number) in the space at the right and certify by signing and dating below. If you are awaiting a TIN, write “Applied For” in the space at the right and complete the “Certificate of Awaiting Taxpayer Identification Number” attached	Social Security Number: or Employer Identification Number:

PART II. CERTIFICATION

Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2)	I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:

Date:                     , 2008

You must complete the following certificate if you indicated in Part I of Substitute IRS Form W-9 that you are awaiting a TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver such an application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me hereafter will be subject to backup withholding until I provide a TIN.

Signature:

Name (Please Print):

Date                     , 2008

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE IRS FORM W-9

DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE REQUESTOR

Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the requestor.

What Name and Number To Give the Requester
	For this type of account:	Give name and SSN of:

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodianaccount of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)
	For this type of account:	Give name and EIN of:

6.	Disregarded entity not owned by an individual	The owner

7.	A valid trust, estate, or pension trust	Legal entity(4)

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)

You must show your individual name, but you may also enter your business or ‘doing business as’ name. You may use either your social security number or employer identification number (if you have one), but the IRS encourages you to use your SSN.

(4)

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain IRS Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at your local office of the Social Security Administration (or get this form online at www.ssa.gov) or the IRS (online at www.irs.gov) and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on payments made in connection with the Offer to Exchange may include the following:

•	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

•	The United States or any of its agencies or instrumentalities,

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions, agencies, or instrumentalities,

•	An international organization or any of its agencies or instrumentalities,

•	A corporation,

•	A foreign central bank of issue,

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

•	A futures commission merchant registered with the Commodity Futures Trading Commission,

•	A real estate investment trust,

•	An entity registered at all times during the tax year under the Investment Company Act of 1940,

•	A common trust fund operated by a bank under section 584(a),

•	A financial institution,

•	A middleman known in the investment community as a nominee or custodian, or

•	A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should provide a Substitute IRS Form W-9 to avoid possible erroneous backup withholding. Provide this form to the requestor, furnish your taxpayer identification number, write “exempt” on the face of the form, sign and date the form and return it to the requestor. If you are a nonresident alien or a foreign entity not subject to backup withholding, provide the requestor with a completed IRS Form W-8BEN (certificate of foreign status of beneficial owner for United States tax withholding).

PRIVACY ACT NOTICE.—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to requestors who must report the payments to the IRS. The IRS uses the numbers for identification purposes. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Requestors must be given the numbers whether or not recipients are required to file tax returns. Requestors must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a requestor. Certain penalties may also apply.

PENALTIES

(1)	PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.—If you fail to furnish your correct TIN to a requestor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)	CRIMINAL PENALTY FOR FALSIFYING INFORMATION.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)	MISUSE OF TAXPAYER IDENTIFICATION NUMBERS.—If the requestor discloses or uses TIN’s in violation of Federal law, the requestor may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.